==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): September 17, 2001

           Bear Stearns Depositor Inc. on behalf of
                  TRUST CERTIFICATES (TRUCS), SERIES 2001-1 TRUST TRUST CERTIFICATES (TRUCS), SERIES 2001-2 TRUST TRUST CERTIFICATES (TRUCS), SERIES 2001-3 TRUST
         -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Bear Stearns Depositor Inc. is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

----------------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Trust Certificates(TRUCS), Series 2001-1 Trust
Supplement dated as of June 19, 2001
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Trust Certificates(TRUCS), Series 2001-2 Trust
Supplement dated as of July 10, 2001
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Series     Trust Certificates(TRUCS), Series 2001-3 Trust
Supplement dated as of July 12, 2001
----------------------------------------------------------------------------------------------------


          Delaware                    333-58504            13-4164633
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(State or Other Jurisdiction        (Commission File       (I.R.S. Employer
     of Incorporation)                  Number)           Identification No.)


U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 361-2215
                                                   ----------------

                                 Not Applicable
                                 --------------
            (Former Name or Former Address, if Changed Since Last Report)

==============================================================================

Item 5. OTHER EVENTS

On September 17, 2001, distributions were made to the Holders of the Trust Certificates (TRUCS), Series 2001-1 (the "Certificate Holders"). Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits were filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-1 Certificate Holders for the period ending September 17, 2001.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2001



                                                  Bear Stearns Depositor Inc.


                                         By:   /s/  Timothy A. O'Neill
                                               ------------------------------
                                         Name:       Timothy A. O'Neill
                                         Title:      Executive Vice President

                                  EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------

         1 Trustee's Distribution Statement to the Series 2001-1 Certificate Holders for the period ending September 17, 2001.

                                  Exhibit 1


                       TRUSTEE'S DISTRIBUTION STATEMENT


To the Holders of:
Trust Certificates (TRUCS), Series 2001-1 89826R204

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending September 17, 2001.

INTEREST ACCOUNT
----------------
Balance as of June 19, 2001...................................           $0.00
         Scheduled Income received on securities..............     $936,000.00
         Unscheduled Income received on securities............           $0.00

                                                                   $936,000.00

LESS:
         Distribution to Class A1 Holders.....................    -$444,930.56
         Distribution to Depositor............................    -$491,069.44
         Balance as of September 17, 2001.....................           $0.00

PRINCIPAL ACCOUNT
-----------------
Balance as of June 19, 2001...................................           $0.00
         Scheduled Principal payment received on securities...           $0.00
LESS:
         Distribution to Holders..............................           $0.00
Balance as of September 17, 2001..............................           $0.00



              UNDERLYING SECURITIES HELD AS OF SEPTEMBER 17, 2001

Principal
Amount                    Title of Security
------                    -----------------
$28,800,000       AT&T Corporation 6.50% Notes
                  Due March 15, 2029
                  CUSIP: 001957AW9

U.S Bank Trust National Association, as Trustee






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